                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Summary Financial Information and Operating Data", "Selected Consolidated Financial Data", and "Experts" and to the use of our report dated February 19, 1999, in the Post-Effective Amendment No. 1 to Registration Statement (Form S-1 No. 333-69879) and related Prospectus of CompuCredit Corporation dated April 22, 1999.


                                          /s/ ERNST & YOUNG LLP


Atlanta, Georgia
April 20, 1999